Exhibit 10.1

ADVANCE AGREEMENT

This Advance Agreement, dated as of May 31, 2007, shall serve to amend the Securities Purchase Agreement (the “Agreement”), dated as of August 8, 2006, by and among Protocall Technologies Inc., a Nevada corporation, with its headquarters located at 47 Mall Drive, Commack, NY 11725, and each of the Buyers set forth in the Agreement.

1.

The undersigned parties hereby agree to amend Section 4(l) of the Agreement to provide that the Buyers will fund $500,000 of the subsequent investment referred to in that section on the date hereof, with the remaining $200,000 to be funded as provided in the Agreement.

2.

All other provisions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

ACCEPTED AND AGREED:

PROTOCALL TECHNOLOGIES INC.

By:  /s/ Bruce Newman

        Bruce Newman

        Chief Executive Officer

AJW PARTNERS, LLC

By: SMS Group, LLC

By:  /s/ Corey S. Ribotsky

       Corey S. Ribotsky

       Manager

AJW OFFSHORE, LTD.

By:  First Street Manager II, LLC

By:  /s/ Corey S. Ribotsky

       Corey S. Ribotsky

       Manager

AJW QUALIFIED PARTNERS, LLC

By:  AJW Manager, LLC

By:  /s/ Corey S. Ribotsky

       Corey S. Ribotsky

       Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC

By:  First Street Manager II, LLC

By:  /s/ Corey S. Ribotsky

       Corey S. Ribotsky

       Manager

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